UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2012

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 8, 2012, Kohl’s Corporation issued a press release reporting its earnings for the third quarter ended October 27, 2012 and giving earnings guidance for the fourth quarter and fiscal year.  A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 2.02, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of Form 8-K.  Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Further, the information in this Item 2.02, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 7.01.  Regulation FD Disclosure.

See Item 2.02.

Item 8.01.  Other Events.

On November 7, 2012 the Kohl’s Board of Directors declared a quarterly dividend of $0.32 per common share.  The dividend will be paid on December 26, 2012 to all shareholders of record at the close of business on December 5, 2012.

Kohl’s Board of Directors also increased the Company's share repurchase authorization under its existing share repurchase program by $3.2 billion, to $3.5 billion.   Kohl’s expects to repurchase shares in open market transactions, subject to market conditions, over the next three years.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including guidance on the Company's targeted earnings, statements regarding the Company’s intent to restate its prior financial reports, the nature of the estimated adjustments of the restated financial reports and the expected timing of filing the restated financial reports.  The Company intends forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," "plans," or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that additional information may arise during the course of  the Company’s lease accounting review that  would require the Company to make additional adjustments, the time and effort required to complete the restatement of the financial reports as well as other risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2012	KOHL’S CORPORATION

By:  /s/ Richard D. Schepp

Richard D. Schepp

Senior Executive Vice President,

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 8, 2012